UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 22, 2003

Date of Report (Date of Earliest Event Reported)

MAC-GRAY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-13495	04-3361982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

22 Water Street
Cambridge, MA 02141

(Address of principal executive offices)

(617) 492-4040

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)           Exhibits

99.1  Press Release Dated October 22, 2003

Item 12. Results of Operations and Financial Condition

On October 22, 2003, Mac-Gray Corporation issued a press release announcing third-quarter earnings results.  The press release includes a discussion of certain of the Company’s historical financial results.  A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2003	MAC-GRAY CORPORATION

	By:	/s/ Michael J. Shea
Michael J. Shea Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Index Number	Description of Document

99.1	Press release dated October 22, 2003